NOTE 3 - ACQUISITIONS (Detail) - Business Acquisition, Pro Forma (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011
Sales (in Dollars)	$ 113,621	$ 100,700
Net income (in Dollars)	$ 6,314	$ 4,302
Basic income per share	$ 1.20	$ 0.82
Diluted income per share	$ 1.10	$ 0.78